                                  EXHIBIT 99.1

                               TABLE OF CONTENTS

                                                                                                 PAGE NO.
                                                                                                 --------
         Condensed Consolidated Balance Sheets as of June 30, 1997 and
           December 31, 1996                                                                         5

         Condensed Consolidated Statements of Income for the three months ended
           June 30, 1997 and 1996                                                                    6

         Condensed Consolidated Statements of Income for the six months
           ended June 30, 1997 and 1996                                                              7

         Condensed Consolidated Statements of Cash Flows for the six months
           ended June 30, 1997 and 1996                                                              8

         Notes to Condensed Consolidated Financial Statements                                        9

                          BRISTOL HOTEL ASSET COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                   AS OF JUNE 30, 1997 AND DECEMBER 31, 1996
                             (dollars in thousands)




                                                                     June 30,    December 31,
                                                                       1997         1996
                                                                   ----------    -----------
                                                                   (Unaudited)
                                     ASSETS
Current assets
    Cash and cash equivalents                                      $   33,916     $  4,666
    Marketable securities                                                 126          116
    Accounts receivable, net                                           31,325       10,501
    Inventory                                                           5,967        3,320
    Deposits and other current assets                                  13,890        6,354
                                                                   ----------     --------
               Total current assets                                    85,224       24,957

Property and equipment, net                                         1,346,917      552,564

Other assets
    Restricted cash                                                    11,970        3,069
    Goodwill, net                                                      51,484           --
    Investments in joint ventures, net                                  8,445           --
    Deferred charges and other non-current assets, net                 16,546        8,174
                                                                   ----------     --------

               Total assets                                        $1,520,586     $588,764
                                                                   ==========     ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
    Current portion of long-term debt                              $    8,047     $ 15,769
    Accounts payable and accrued expenses                              51,277       18,840
    Accrued property, sales and use taxes                              14,488        7,346
    Accrued insurance reserves                                          7,647        6,920
                                                                   ----------     --------
               Total current liabilities                               81,459       48,875

Long-term debt, excluding current portion                             515,861      148,585
Deferred income taxes                                                 230,515       75,619
Other liabilities                                                       1,864        2,351
                                                                   ----------     --------
               Total liabilities                                      829,699      275,430
                                                                   ----------     --------

Common stock                                                               --           --
Additional paid-in capital                                            649,034      286,465
Retained earnings                                                      41,853       26,869
                                                                   ----------     --------
               Total stockholder's equity                             690,887      313,334
                                                                   ----------     --------

               Total liabilities and stockholder's equity          $1,520,586     $588,764
                                                                   ==========     ========


     See accompanying Notes to Condensed Consolidated Financial Statements

                          BRISTOL HOTEL ASSET COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996
                           (Unaudited, in thousands)




                                                                    June 30,      June 30,
                                                                      1997          1996
                                                                   ---------      -------
REVENUE
    Rooms                                                          $  98,817      $35,814
    Food and beverage                                                 23,789       10,799
    Management fees                                                      871          950
    Other                                                              7,127        3,674
                                                                   ---------      -------

               Total revenue                                         130,604       51,237
                                                                   ---------      -------

OPERATING COSTS AND EXPENSES
    Departmental expenses:
        Rooms                                                         26,661        9,234
        Food and beverage                                             17,272        7,988
        Other                                                          2,316        1,143
    Undistributed operating expenses:
        Administrative and general                                    10,609        4,167
        Marketing                                                      8,084        3,786
        Property occupancy costs                                      20,067        6,664
        Depreciation and amortization                                 10,295        4,421
        Corporate expense                                              8,854        2,552
                                                                   ---------      -------
Operating income                                                      26,446       11,282

Other (income) expense:
    Interest expense                                                   9,333        2,389
    Equity in income of joint ventures                                  (291)          --
                                                                   ---------      -------

Income before income taxes and extraordinary item                     17,404        8,893

Provision for income taxes                                             6,788        3,273
                                                                   ---------      -------

Income before extraordinary item                                      10,616        5,620

Extraordinary loss on early extinguishment of debt, net of tax        (1,338)          --
                                                                   ---------      -------

NET INCOME                                                         $   9,278      $ 5,620
                                                                   =========      =======




     See accompanying Notes to Condensed Consolidated Financial Statements

                          BRISTOL HOTEL ASSET COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996
                           (Unaudited, in thousands)




                                                                   June 30,       June 30,
                                                                     1997           1996
                                                                   ---------      --------
REVENUE
    Rooms                                                          $ 140,548      $ 71,268
    Food and beverage                                                 36,264        21,398
    Management fees                                                      956           950
    Other                                                             11,097         7,298
                                                                   ---------      --------

               Total revenue                                         188,865       100,914
                                                                   ---------      --------

OPERATING COSTS AND EXPENSES
    Departmental expenses:
        Rooms                                                         36,566        17,808
        Food and beverage                                             25,710        15,181
        Other                                                          3,523         2,288
    Undistributed operating expenses:
        Administrative and general                                    15,308         8,800
        Marketing                                                     12,291         7,516
        Property occupancy costs                                      28,394        13,797
        Depreciation and amortization                                 15,459         8,409
        Corporate expense                                             11,866         5,514
                                                                   ---------      --------
Operating income                                                      39,748        21,601

Other (income) expense:
    Interest expense                                                  13,319         4,642
    Equity in income of joint ventures                                  (291)           --
                                                                   ---------      --------

Income before income taxes and extraordinary item                     26,720        16,959

Provision for income taxes                                            10,253         6,242
                                                                   ---------      --------

Income before extraordinary item                                      16,467        10,717

Extraordinary loss on early extinguishment of debt, net of tax        (1,338)           --
                                                                   ---------      --------

NET INCOME                                                         $  15,129      $ 10,717
                                                                   =========      ========



     See accompanying Notes to Condensed Consolidated Financial Statements



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




                          BRISTOL HOTEL ASSET COMPANY
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996
                           (Unaudited, in thousands)




                                                                   June 30,      June 30,
                                                                     1997          1996
                                                                  ---------      --------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                    $  15,129      $ 10,717
    Adjustment to reconcile net income to net cash
        provided by operating activities:
           Depreciation and amortization                             15,459         8,409
           Amortization of deferred financing costs and
               other non-current assets                                 858           825
           Unrealized gain on marketable securities                      --          (447)
           Non-cash portion of extraordinary item, net of tax         1,046            --
           Equity in earnings of joint ventures                        (291)           --
    Changes in working capital                                        4,463         8,000
    Increase in advance deposits                                        454         6,391
    Increase in restricted cash                                      (8,901)       (1,253)
    Provision for deferred income taxes                              (5,355)        2,481
    Decrease in other liabilities                                      (487)         (277)
                                                                  ---------      --------
               Cash provided by operating activities                 22,375        34,846
                                                                  ---------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Improvements to property and equipment                          (15,290)      (63,754)
    Holiday Inn Acquisition and related costs                      (400,196)           --
    Purchase of property and equipment                              (35,000)       (6,300)
                                                                  ---------      --------
               Cash used in investing activities                   (450,486)      (70,054)
                                                                  ---------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from Parent Company                                    107,366            57
    Repayments of long-term debt                                     (2,316)       (3,562)
    Early extinguishment of long-term debt                         (133,540)           --
    Proceeds from issuance of other long-term debt                    2,210            --
    Proceeds from New Credit Facility                               560,000            --
    Repayment of New Credit Facility                               (108,000)           --
    Proceeds from senior term facility                               41,200        37,721
    Increase in deferred charges
        and other non-current assets                                 (9,559)         (427)
                                                                  ---------      --------
               Cash provided by financing activities                457,361        33,789
                                                                  ---------      --------

Net increase (decrease) in cash and cash equivalents                 29,250        (1,419)

Cash and cash equivalents at beginning of period                      4,666         7,906
                                                                  ---------      --------

Cash and cash equivalents at end of period                        $  33,916      $  6,487
                                                                  =========      ========

Supplemental cash flow information:
    Parent Company common stock issued in
        Holiday Inn Acquisition                                   $ 267,967      $     --
                                                                  =========      ========

     See accompanying Notes to Condensed Consolidated Financial Statements



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




                          BRISTOL HOTEL ASSET COMPANY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)




1.      BASIS OF PRESENTATION

        Bristol Hotel Asset Company (the "Company") was formed in November 1995 as a wholly owned subsidiary of Bristol Hotel Company (the "Parent Company"). The operating results of the Company are substantially the operating results of the Parent Company. However, the Parent Company rather than the Company, is the obligor on the $70 million Senior Notes as discussed in Note 3 below, and the Parent Company is the owner of one property, one joint venture interest and seven management contracts acquired in the Holiday Inn Acquisition (as discussed in Note 2). Therefore, the assets, liabilities, and operations attributable to these assets are not reflected on the financial statements of the Company.

        The condensed consolidated balance sheet at December 31, 1996 has been derived from the audited balance sheet at that date. The condensed consolidated balance sheet at June 30, 1997, the condensed consolidated statements of income for the three and six months ended June 30, 1997 and 1996, and the condensed consolidated statements of cash flow for the six months ended June 30, 1997 and 1996 have been prepared by the Company and are unaudited. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly, in all material respects, the financial position of the Company as of June 30, 1997, the results of operations for the three and six months ended June 30, 1997 and 1996, and cash flows for the six months ended June 30, 1997 and 1996 have been made. Interim results are not necessarily indicative of fiscal year performance because of the impact of seasonal and short-term variations.

        Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been condensed or omitted. The Company believes the disclosures made are adequate to make the information presented not misleading. However, the condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Parent Company's Annual Report on Form 10-K for the year ended December 31, 1996, the Parent Company's Form 10-Q for the quarter ended June 30, 1997 and the Parent Company's Current Report on Form 8-K/A dated March 14, 1997, which contains the audited financial statements of the Company for the year ended December 31, 1996.

2.      HOLIDAY INN ACQUISITION

        On April 28, 1997, the Company acquired the ownership of 44 full-service Holiday Inns and the management of an additional eight Holiday Inn properties, of which two are owned by joint ventures in which the Company acquired a 50% interest. In addition, the Parent Company acquired one full-service Holiday Inn property, and the management contracts of seven additional properties, of which one property is owned by a joint venture in which the Parent Company acquired a 50% interest. The Company's acquisition and the Parent Company's acquisition are collectively referred to as the "Holiday Inn Acquisition" and the assets acquired as the "Holiday Inn Assets." As consideration for the Holiday Inn Acquisition, the Company paid $398 million in cash and the Parent Company issued 9,381,308 shares of its common stock. The acquisition has been accounted for as a purchase and the results of operations of the Holiday Inn Assets have been included in the consolidated financial statements since April 28, 1997. The purchase price, including liabilities assumed in the acquisition (principally deferred tax liabilities), was allocated to the assets acquired based upon their estimated fair market values. The excess of the purchase price over the estimated fair market value of the net assets acquired was recorded as goodwill to be amortized over a 40-year life.




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




                          BRISTOL HOTEL ASSET COMPANY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)




3.      COMMITMENTS AND CONTINGENCIES

        The Company is guarantor of the $70 million Senior Notes of the Parent Company, which are also secured by a first-priority pledge of all outstanding shares of capital stock of the Company.

4.      NEW CREDIT FACILITY

        The Company obtained the financing for the Holiday Inn Acquisition under a new senior term facility which provides for up to $560 million aggregate amount of term loan borrowings (the "New Credit Facility"). The New Credit Facility was utilized to repay existing debt of approximately $134 million, to fund the cash portion of the Holiday Inn Acquisition and to pay closing costs.

        The New Credit Facility will mature in three years, subject to the Company's option to extend the maturity for up to two additional years. Outstanding principal amounts under the New Credit Facility bear interest at a rate equal to, at the Company's election, one-, two-, three-, or six-month LIBOR plus 2.00%, subject to adjustment downward to 1.50% if certain ratings and financial tests are satisfied. The Company has purchased an interest rate cap whereby the LIBOR rate is capped at a rate of 6% in the notional amount of $300 million. The agreements were effective June 30, 1997 and terminate April 30, 1998. The Company's obligations under the New Credit Facility are secured principally by a pledge of the outstanding capital stock of the Company's subsidiaries and mortgages on certain hotels.

        The Company repaid $108 million of borrowings from the New Credit Facility in May 1997 with the proceeds from the Parent Company's secondary offering of its common stock.

5.      EXTRAORDINARY ITEM

        The Company recognized an extraordinary loss of $1.3 million (net of tax effect of $.9 million) in the current quarter, related to the early extinguishment of debt repaid with proceeds from the New Credit Facility. The loss on extinguishment reflects the write-off of deferred financing fees related to the debt repaid of approximately $1.7 million and prepayment penalties and other costs of $.5 million.

6.      PRO FORMA FINANCIAL INFORMATION

        The following pro forma financial data give effect to the Holiday Inn Acquisition, the refinancing of the indebtedness pursuant to borrowings under the New Credit Facility, and the Parent Company's common stock offering (collectively, the "Pro Forma Transactions") as if these transactions had occurred on January 1 of each period presented. The Holiday Inn Acquisition has been accounted for under the purchase method of accounting. The following unaudited pro forma financial data are not necessarily indicative of the results that actually would have occurred had the Pro Forma Transactions been consummated on the dates indicated or that may occur in the future amounts presented. Amounts presented are in thousands.

                                                       For The Quarter                  For The Six Months
                                                        Ended June 30,                    Ended June 30
                                            -----------------------------------------------------------------------
                                                  1997              1996              1997             1996
                                            ----------------  ----------------  ---------------- ------------------

       Revenues                             $     161,292     $    143,400      $    308,681     $    276,040
       Income before income taxes                  24,457           20,607            40,996           33,161
       Net income                                  14,851           12,591            25,008           20,407



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